EXHIBIT 10.75
                           PROMISSORY NOTE-REAL ESTATE


$1,400,000.00                                                 January 29, 1998
                                                              Chicago, IL

         FOR VALUE RECEIVED, the undersigned, GREENMAN TECHNOLOGIES OF MINNESOTA, INC., a Minnesota corporation, and GREENMAN TECHNOLOGIES OF GEORGIA, INC., a Georgia corporation (collectively, "Borrowers") promise to pay to the order of HELLER FINANCIAL, INC. ("Lender") at its office, 500 West Monroe Street, Chicago, IL 60661, or at such other place as the holder hereof may appoint, the principal sum of (A) all costs and fees due under that certain Loan And Security Agreement dated as of January 29, 1998 (the "Loan Agreement") between Lender and Borrowers, and (B) $1,400,000.00. This sum is payable on the earlier of (A) the acceleration of the obligations pursuant to the terms of this Note or pursuant to subsection 7.3 of the Loan Agreement, or (B) the Termination Date; provided, that prior to such time, the principal of this Note shall be payable in thirty-six (36) consecutive monthly installments of principal plus interest at a rate per annum equal to the Base Rate plus 1.75% (the "Interest Rate") until due or declared due, commencing March 1, 1998, and continuing on the same day of each consecutive calendar month thereafter until this Note is fully paid, with the first such monthly installments each in the principal amount of Twenty-Three Thousand Three Hundred Thirty-Three and 33/100 Dollars ($23,333.33), plus accrued interest, and the final monthly installment in the amount of the entire then outstanding principal balance hereunder, plus all accrued and unpaid interest charges and other fees or other amounts hereunder or under the Loan Agreement. After the occurrence and during the continuance of an Event of Default, the obligations under this Note shall, at the option of Lender, bear interest at a rate per annum equal to 3.0% plus the Interest Rate (the "Default Rate").

         "Base Rate" means a variable rate of interest per annum equal to the higher of (a) the rate of interest from time to time published by the Board of Governors of the Federal Reserve System as the "Bank Prime Loan" rate in Federal Reserve Statistical Release H.15(519) entitled "Selected Interest Rates" or any successor publication of the Federal Reserve System reporting the Bank Prime Loan rate or its equivalent, or (b) for any day, the weighted average of the rates on overnight Federal funds transactions with members of the Federal Reserve System arranged by Federal funds brokers, as published on the immediately following business day by the Board of Governors of the Federal Reserve System as the Federal Funds Rate in Federal Reserve Statistical Release H.15(519) entitled "Selected Interest Rates" or any successor publication of the Federal Reserve System reporting the Federal Funds Effective Rate or its equivalent or, if such rate is not published for any business day, the average of the quotations for such business day from three Federal funds brokers of recognized standing selected by payee or any holder of this Note. In the event the Board of Governors of the Federal Reserve System ceases to publish a Bank Prime Loan rate or its equivalent, the term "Base Rate" shall mean a variable rate of interest per annum equal to the highest of the "prime rate", "reference rate", "base rate", or other similar rate announced from time to time by any of the three largest banks located in New York City, New York (with the understanding that any such rate may merely be a reference rate and


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may not  necessarily  represent the lowest or best rate actually  charged to any customer by any such bank).

         Interest will be computed on the basis of a 360 day year for the actual number of days elapsed. All interest and other obligations of the undersigned under this Note that are not paid when due shall be added to the principal amount of this Note and thereafter shall bear interest at the applicable rate specified in this Note.

         To secure the payment of the principal and interest of this Note and all renewals and extensions of the same or any part thereof and any and all other sums, indebtedness and liabilities now or hereafter owing or to become owing from the undersigned to the payee, or the holder hereof, howsoever created, arising, evidenced or acquired by said payee or holder, whether direct or contingent, the undersigned has granted and given to payee a general and continuing lien and security interest in certain of its assets as listed and described in the various financing agreements (collectively, the "Financing Agreements") by and between the undersigned and payee, all as amended from time to time, including, without limitation, the Loan Agreement (the "Loan Agreement") and those certain Mortgage, Assignment of Rents and Security Agreements of even date herewith (the "Mortgages") encumbering the Borrowers' real property in Savage, Minnesota and Jackson, Georgia. Reference is hereby made to the Loan Agreement and the Mortgages (the terms of which are incorporated herein by reference) for a statement of the nature and extent of the security and protection afforded, the rights of the payee or holder hereof and the rights and obligations of the undersigned, together with all other and sundry grants and pledges of security heretofore and hereafter given (collectively called the "Collateral"), with full power and authority to the payee or holder to transfer, assign, pledge or replace the same in whole or in part.

         Unless otherwise defined herein, capitalized terms used herein shall have the meanings ascribed to such terms in the Loan Agreement.

         If the undersigned voluntarily prepays all or any portion of the outstanding principal balance of this Note, the undersigned, at the time of prepayment, shall pay the payee, as compensation for the costs of being prepared to make funds available to the undersigned under this Note, and not as a penalty, an amount determined by multiplying the applicable percentage set forth below by the principal amount being prepaid, three percent (3%) upon prepayment during the first Loan Year; two percent (2%) upon prepayment during the second Loan Year; and one percent (1 %) upon a prepayment during the third Loan Year.

         In case of exchange of, or substitution for, or addition to the Collateral, the provisions hereof shall extend to such exchanged, substituted, or additional Collateral. Upon payment of this Note, the payee or holder may nevertheless retain, the Collateral hereby pledged to secure the payment of any other portion of the Obligations, if any for which the same is pledged. The payee and every holder hereof are expressly released from any duty, obligation or liability (in each case, if any): (a) to protect, collect, demand payment of, protest or enforce the Collateral; (b) to take any action whatsoever in regard to the Collateral or any part thereof; or (c) for any loss of or depreciation in the value of the Collateral.

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         If  this  Note  or any  renewal  or  extension  thereof,  or any  other indebtedness or obligations secured hereby, or any installment of principal or interest upon any of the foregoing shall not be paid when due, or if the undersigned defaults in the performance of any of the terms or provisions of this Note, the Financing Agreements, any of the other Loan Documents, or any other agreement with the payee or the holder of this Note, the payee or holder may, without notice or demand, declare the entire amount of this Note and all other indebtedness or liabilities of the undersigned to the payee or holder to be immediately due and payable, proceed to collect and enforce the same at once and proceed to enforce all rights and remedies provided under the Loan Agreements or otherwise provided by law. Further, if the undersigned defaults on any of its obligations hereunder or under the Loan Agreement, then Lender may exercise any and all of its rights and remedies against the undersigned under the Loan Agreement or applicable law.

         The payee or holder shall not be required to look to the Collateral for the payment of this Note, but may proceed against the undersigned in such manner as it deems desirable. None of the rights or remedies of the payee or holder hereunder or under any other Loan Document or under any other agreement are to be deemed waived or affected by any failure or delay to exercise same. All remedies conferred upon the payee or holder by this Note or any other remedies may be exercised concurrently or consecutively at the option of the payee or holder.

         The undersigned and all endorsers and guarantors hereof hereby waive presentment, demand for payment, notice of dishonor, notice of nonpayment, protest and notice of protest, and all other notices and demands in connection with the delivery, acceptance, performance, default or enforcement of this Note, and agree that the liability of each of the undersigned shall be un conditional without regard to the liability of any other party and shall not be affected by any indulgence, extension of time, waiver, release of any party or collateral, or other modification granted or consented to by payee or holder hereof.

         This Note and the other Loan Documents embody the entire agreement among the parties hereto and supersede any and all prior commitments, agreements, representations, and understandings, whether written or oral, relating to the subject matter hereof, and may not be contradicted or varied by evidence of prior, contemporaneous, or subsequent oral agreements or discussions of the undersigned and payee.

         THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE INTERNAL LAWS OF THE STATE OF ILLINOIS, WITHOUT REGARD TO CONFLICTS OF LAWS PRINCIPLES.

         THE UNDERSIGNED HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF COOK STATE OF ILLINOIS AND IRREVOCABLY AGREES THAT, SUBJECT TO PAYEE'S ELECTION, ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS NOTE, OR THE OTHER LOAN DOCUMENTS SHALL BE LITIGATED IN SUCH COURTS. THE UNDERSIGNED EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. THE UNDERSIGNED HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL

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PROCESS  AND  AGREES  THAT ALL SUCH  SERVICE  OF  PROCESS  MAY BE MADE  UPON THE
UNDERSIGNED BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO THE UNDERSIGNED AT THE ADDRESS SET FORTH AS ITS PRINCIPAL PLACE OF BUSINESS ADDRESS IN THE LOAN AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

         THE UNDERSIGNED WAIVES ITS RIGHTS TO A JURY TRIAL OF ANY CLAIM OR CAUSE OF ACTION BASED UPON OR ARISING OUT OF THIS NOTE AND THE OTHER LOAN DOCUMENTS. THE UNDERSIGNED ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT FOR THE UNDERSIGNED AND PAYEE TO ENTER INTO A BUSINESS RELATIONSHIP, THAT THE UNDERSIGNED AND PAYEE HAVE RELIED ON THE WAIVER IN ENTERING INTO AND MAKING THE LOANS EVIDENCED UNDER THIS NOTE AND IN ENTERING INTO THE OTHER LOAN DOCUMENTS, AND THAT EACH WILL CONTINUE TO RELY ON THE WAIVER IN THEIR RELATED FUTURE DEALINGS. THE UNDERSIGNED FURTHER WARRANTS AND REPRESENTS THAT THE UNDERSIGNED HAS REVIEWED THIS WAIVER WITH ITS LEGAL COUNSEL, AND THAT THE UNDERSIGNED KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.


                                    GREENMAN TECHNOLOGIES OF MINNESOTA, INC., a Minnesota corporation



                                    By: /s/  Robert H. Davis
                                        Its: Executive Vice President


                                    GREENMAN TECHNOLOGIES OF GEORGIA, INC.,
                                    a Georgia corporation



                                    By: /s/  Robert H. Davis
                                        Its: Executive Vice President


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